UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    July 29, 2014

ROKWADER, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-51867

Delaware	73-1731755
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

21900 Burbank Blvd., 3rd Floor Woodland Hills, CA 91367
(Address of Principal Executive Offices, Including Zip Code)

(818) 224-3675
(Registrant's Telephone Number, Including Area Code)

  23945 Calabasas Road, Suite 115

Calabasas, CA 91302

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Rokwader, Inc. (“ROKR”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe ROKR’s future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. ROKR’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, ROKR undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Section 1-Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

See Item 2.03 below, incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 29, 2014, Brooktide, LLC, a limited liability company controlled by Yale Farar, the Company’s President, loaned $35,000 to the Company and the Company executed a Convertible Promissory Note (the “Note”) in favor of Mr. Farar. The proceeds of the Note will be used to pay fees and expenses, to the extent such expenses are not deferred, arising from the Company’s compliance with its public reporting requirements and to continue to create viable entertainment assets in the music recording industry as described in the Company’s Plan of Operation, as set forth under Item 2 of the Company’s Quarterly Report on Form 10-QSB, filed with the Securities and Exchange Commission on May 20, 2014. Pursuant to the terms of the Note, this loan carries interest of 6% per annum and is convertible at the option of the holder at any time into common stock of the Company at $0.53 per share which was the bid price as of the date of the Note. The Note is a demand note and may be paid at any time without premium or penalty. The outstanding balance on the Note is immediately due and payable without notice or demand upon, or at any time after, the occurrence or existence of any one or more of the listed “Events of Default”.

Item 9.01.	Exhibits.

(a)	Exhibits.
Exhibit	Item

10.1	Convertible Promissory Note in the amount of $35,000 dated July 29, 2014 in favor of Brooktide, LLC.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Rokwader, Inc.
Date: July 30, 2014	By:	/s/ Yale Farar
Yale Farar President

Exhibit Index

Exhibit No.	Description
10.1	Convertible Promissory Note in the amount of $35,000 dated July 29, 2014 in favor of Brooktide, LLC.